Exhibit 99.1

ITT EDUCATIONAL SERVICES, INC. TO RESTATE ITS CONSOLIDATED STATEMENTS OF CASH FLOWS TO REPOSITION RESTRICTED CASH AND THE TAX BENEFIT FROM STOCK OPTION EXERCISES

CARMEL, IN January 30, 2006 – ITT Educational Services, Inc. (NYSE: ESI), a leading provider of technology-oriented postsecondary degree programs, today announced that it will restate its Consolidated Statements of Cash Flows contained in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and in its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30 of 2005. The restatement will correct errors in how the company reported restricted cash and where the company reported the tax benefit from stock option exercises on its Consolidated Statements of Cash Flows. The restatement will not affect any of the Company’s previously issued Consolidated Balance Sheets, Consolidated Statements of Income or Consolidated Statements of Shareholders’ Equity.

In prior periods, the company reported restricted cash with cash and cash equivalents in the beginning and ending balances reconciled on its Consolidated Statements of Cash Flow. In the restatement, the company will report restricted cash under a separate caption in the Cash flows from operating activities section on its Consolidated Statements of Cash Flows. The effect of the change in how the company reports restricted cash on its Consolidated Statements of Cash Flows is shown in the restated Consolidated Statements of Cash Flows attached to this release. The change in how the company reports restricted cash on its Consolidated Statements of Cash Flows has no effect on: (a) any of the Company’s previously issued Consolidated Balance Sheets, Consolidated Statements of Income or Consolidated Statements of Shareholders’ Equity; or (b) the company’s free cash flow in any prior periods. The company’s previously issued financial statements reported restricted cash under a separate caption in the Current assets section on its Consolidated Balance Sheets, which is not being changed as part of the restatement. The reconciliation of free cash flow, which is not a measurement under generally accepted accounting principles, to the company’s Consolidated Statements of Cash Flows is provided on the table attached to this release.

In prior periods, the company reported the amount of tax benefit from stock option exercises under the Exercise of stock options caption in the Cash flows from financing activities section on its Consolidated Statements of Cash Flows. In the restatement, the company will report the tax benefit from stock option exercises under a new Tax benefit of stock options exercised caption in the Cash flows from operating activities section on its Consolidated Statements of Cash Flows. The effect of the change in where the tax benefit from stock option exercises is reported on the company’s interim and annual Consolidated Statements of Cash Flows is shown in the restated Consolidated Statements of Cash Flows attached to this release. The change in where the company reports the tax benefit from stock option exercises on its Consolidated Statements of Cash Flows has no effect on: (a) any of the Company’s previously issued Consolidated Balance Sheets, Consolidated Statements of Income or Consolidated Statements of Shareholders’ Equity; (b) the company’s free cash flow in any prior period; or (c) the amount of cash and cash equivalents at the end of the period that is reported on any of the company’s previously issued Consolidated Statements of Cash Flows.

The company’s restated results are subject to the completion of audit procedures by PricewaterhouseCoopers LLP, the company’s independent registered public accounting firm.

Except for the historical information contained herein, the matters discussed in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are made based upon the current expectations and beliefs of the company's management concerning future developments and their potential effect on the company. The company cannot assure you that future developments affecting the company will be those anticipated by its management. These forward-looking statements involve a number of risks and uncertainties. Among the factors that could cause actual results to differ materially are the following: business conditions and growth in the postsecondary education industry and in the general economy; changes in federal and state governmental regulations with respect to education and accreditation standards, or the interpretation or enforcement thereof, including, but not limited to, the level of government funding for, and the company's eligibility to participate in, student financial aid programs utilized by the company's students; effects of any change in ownership of the company resulting in a change in control of the company, including, but not limited to, the consequences of such changes on the accreditation and federal and state regulation of the institutes; the company's ability to implement its growth strategies; receptivity of students and employers to the company's existing program offerings and new curricula; loss of access by the company's students to lenders for student loans; the results of the shareholder derivative lawsuits filed against the company which, if adversely determined, could have a material adverse affect on the company's financial condition and results of operations; and other risks and uncertainties detailed from time to time in the company's filings with the Securities and Exchange Commission. The company undertakes no obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise.

FOR FURTHER INFORMATION:

COMPANY:	WEB SITE:
Nancy Brown	www.ittesi.com
Director Corporate Relations

(317) 706-9260

ITT EDUCATIONAL SERVICES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollar amounts in thousands)

	RESTATED (UNAUDITED)
	For the Three Months Ended	For the Six Months Ended	For the Nine Months Ended
	March 31, 2005	June 30, 2005	September 30, 2005
Cash flows from operating activities:
Net income	$15,028	$37,429	$71,842
Adjustments to reconcile net income to net cash
from operating activities:
Depreciation and amortization	4,296	8,738	12,781
Provision for doubtful accounts	2,871	5,899	8,830
Deferred income taxes	(3,604)	(2,420)	(1,404)
Tax benefit of stock options exercised	2,005	2,969	3,821
Changes in operating assets and liabilities:		-	-
Restricted cash	8,194	8,194	8,194
Short-term investments	-	-	-
Accounts receivable	(5,226)	(9,191)	(16,280)
Prepaids and other assets	(9,482)	(9,130)	(6,279)
Direct marketing costs, net	(896)	(1,784)	(2,139)
Accounts payable and accrued liabilities	5,666	5,724	5,365
Deferred revenue	(6,129)	(16,446)	(4,461)
Net cash flows from operating activities	12,723	29,982	80,270

Cash flows from investing activities:
Facility expenditures and land purchases	(9,584)	(19,816)	(23,534)
Capital expenditures, net	(3,146)	(10,005)	(14,117)
Proceeds from sales and maturities of investments	193,747	310,078	429,519
Purchase of investments	(180,559)	(286,934)	(467,059)
Net cash flows from investing activities	458	(6,677)	(75,191)

Cash flows from financing activities:
Purchase of treasury stock	-	-	-
Exercise of stock options	3,005	4,589	5,598
Net cash flows from financing activities	3,005	4,589	5,598

Net change in cash and cash equivalents	16,186	27,894	10,677

Cash and cash equivalents at beginning of period	9,389	9,389	9,389

Cash and cash equivalents at end of period	$25,575	$37,283	$20,066

ITT EDUCATIONAL SERVICES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollar amounts in thousands)

	AS PREVIOUSLY PRESENTED IN 2005 SEC FILINGS
	For the Three Months Ended	For the Six Months Ended	For the Nine Months Ended
	March 31, 2005	June 30, 2005	September 30, 2005
Cash flows from operating activities:
Net income	$15,028	$37,429	$71,842
Adjustments to reconcile net income to net cash
from operating activities:
Depreciation and amortization	4,296	8,738	12,781
Provision for doubtful accounts	2,871	5,899	8,830
Deferred income taxes	(3,604)	(2,420)	(1,404)
Tax benefit of stock options exercised	-	-	-
Changes in operating assets and liabilities:		-	-
Restricted cash	-	-	-
Short-term investments	-	-	-
Accounts receivable	(5,226)	(9,191)	(16,280)
Prepaids and other assets	(9,482)	(9,130)	(6,279)
Direct marketing costs, net	(896)	(1,784)	(2,139)
Accounts payable and accrued liabilities	5,666	5,724	5,365
Deferred revenue	(6,129)	(16,446)	(4,461)
Net cash flows from operating activities	2,524	18,819	68,255

Cash flows from investing activities:
Facility expenditures and land purchases	(9,584)	(19,816)	(23,534)
Capital expenditures, net	(3,146)	(10,005)	(14,117)
Proceeds from sales and maturities of investments	193,747	310,078	429,519
Purchase of investments	(180,559)	(286,934)	(467,059)
Net cash flows from investing activities	458	(6,677)	(75,191)

Cash flows from financing activities:
Purchase of treasury stock	-	-	-
Exercise of stock options	5,010	7,558	9,419
Net cash flows from financing activities	5,010	7,558	9,419

Net change in cash, cash equivalents and restricted cash	7,992	19,700	2,483

Cash, cash equivalents and restricted cash at beginning of period	17,583	17,583	17,583

Cash, cash equivalents and restricted cash at end of period	$25,575	$37,283	$20,066

ITT EDUCATIONAL SERVICES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollar amounts in thousands)

	RESTATED (UNAUDITED)
	For the Three Months Ended
	March 31, 2005	June 30, 2005	September 30, 2005
Cash flows from operating activities:
Net income	$15,028	$22,401	$34,413
Adjustments to reconcile net income to net cash
from operating activities:
Depreciation and amortization	4,296	4,442	4,043
Provision for doubtful accounts	2,871	3,028	2,931
Deferred income taxes	(3,604)	1,184	1,016
Tax benefit of stock options exercised	2,005	964	852
Changes in operating assets and liabilities:
Restricted cash	8,194	-	-
Short-term investments	-	-	-
Accounts receivable	(5,226)	(3,965)	(7,089)
Prepaids and other assets	(9,482)	352	2,851
Direct marketing costs, net	(896)	(888)	(355)
Accounts payable and accrued liabilities	5,666	58	(359)
Deferred revenue	(6,129)	(10,317)	11,985
Net cash flows from operating activities	12,723	17,259	50,288

Cash flows from investing activities:
Facility expenditures and land purchases	(9,584)	(10,232)	(3,718)
Capital expenditures, net	(3,146)	(6,859)	(4,112)
Proceeds from sales and maturities of investments	193,747	116,331	119,441
Purchase of investments	(180,559)	(106,375)	(180,125)
Net cash flows from investing activities	458	(7,135)	(68,514)

Cash flows from financing activities:
Purchase of treasury stock	-	-	-
Exercise of stock options	3,005	1,584	1,009
Net cash flows from financing activities	3,005	1,584	1,009

Net change in cash and cash equivalents	16,186	11,708	(17,217)

Cash and cash equivalents at beginning of period	9,389	25,575	37,283

Cash and cash equivalents at end of period	$25,575	$37,283	$20,066

ITT EDUCATIONAL SERVICES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollar amounts in thousands)

	AS PREVIOUSLY PRESENTED IN 2005 SEC FILINGS
	For the Three Months Ended
	March 31, 2005	June 30, 2005	September 30, 2005
Cash flows from operating activities:
Net income	$15,028	$22,401	$34,413
Adjustments to reconcile net income to net cash
from operating activities:
Depreciation and amortization	4,296	4,442	4,043
Provision for doubtful accounts	2,871	3,028	2,931
Deferred income taxes	(3,604)	1,184	1,016
Tax benefit of stock options exercised	-	-	-
Changes in operating assets and liabilities:
Restricted cash	-	-	-
Short-term investments	-	-	-
Accounts receivable	(5,226)	(3,965)	(7,089)
Prepaids and other assets	(9,482)	352	2,851
Direct marketing costs, net	(896)	(888)	(355)
Accounts payable and accrued liabilities	5,666	58	(359)
Deferred revenue	(6,129)	(10,317)	11,985
Net cash flows from operating activities	2,524	16,295	49,436

Cash flows from investing activities:
Facility expenditures and land purchases	(9,584)	(10,232)	(3,718)
Capital expenditures, net	(3,146)	(6,859)	(4,112)
Proceeds from sales and maturities of investments	193,747	116,331	119,441
Purchase of investments	(180,559)	(106,375)	(180,125)
Net cash flows from investing activities	458	(7,135)	(68,514)

Cash flows from financing activities:
Purchase of treasury stock	-	-	-
Exercise of stock options	5,010	2,548	1,861
Net cash flows from financing activities	5,010	2,548	1,861

Net change in cash, cash equivalents and restricted cash	7,992	11,708	(17,217)

Cash, cash equivalents and restricted cash at beginning of period	17,583	25,575	37,283

Cash, cash equivalents and restricted cash at end of period	$25,575	$37,283	$20,066

ITT EDUCATIONAL SERVICES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollar amounts in thousands)
	RESTATED (UNAUDITED)
	For the Three Months Ended	For the Six Months Ended	For the Nine Months Ended
	March 31, 2004	June 30, 2004	September 30, 2004
Cash flows from operating activities:
Net income	$9,026	$23,006	$41,466
Adjustments to reconcile net income to net cash
from operating activities:
Depreciation and amortization	4,867	9,788	13,708
Provision for doubtful accounts	2,501	4,901	7,704
Deferred income taxes	(3,922)	(1,753)	(1,812)
Tax benefit of stock options exercised	4,259	4,466	5,743
Changes in operating assets and liabilities:		-	-
Restricted cash	8,496	8,496	8,496
Short-term investments	(2,074)	11,343	4,448
Accounts receivable	(1,622)	(6,823)	(12,347)
Prepaids and other assets	(3,488)	(3,424)	(2,116)
Direct marketing costs, net	(1,135)	(2,082)	(2,969)
Accounts payable and accrued liabilities	2,765	22,714	23,453
Deferred revenue	(2,679)	(7,843)	5,730
Net cash flows from operating activities	16,994	62,789	91,504

Cash flows from investing activities:
Facility expenditures and land purchases	-	(6,798)	(8,635)
Capital expenditures, net	(3,024)	(9,951)	(16,085)
Proceeds from sales and maturities of investments	240,986	626,433	921,513
Purchase of investments	(279,177)	(702,131)	(1,017,030)
Net cash flows from investing activities	(41,215)	(92,447)	(120,237)

Cash flows from financing activities:
Purchase of treasury stock	-	-	-
Exercise of stock options	4,235	4,583	7,682
Net cash flows from financing activities	4,235	4,583	7,682

Net change in cash and cash equivalents	(19,986)	(25,075)	(21,051)

Cash and cash equivalents at beginning of period	43,042	43,042	43,042

Cash and cash equivalents at end of period	$23,056	$17,967	$21,991

ITT EDUCATIONAL SERVICES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollar amounts in thousands)
	AS PREVIOUSLY PRESENTED IN 2005 SEC FILINGS
	For the Three Months Ended	For the Six Months Ended	For the Nine Months Ended
	March 31, 2004	June 30, 2004	September 30, 2004
Cash flows from operating activities:
Net income	$9,026	$23,006	$41,466
Adjustments to reconcile net income to net cash
from operating activities:
Depreciation and amortization	4,867	9,788	13,708
Provision for doubtful accounts	2,501	4,901	7,704
Deferred income taxes	(3,922)	(1,753)	(1,812)
Tax benefit of stock options exercised	-	-	-
Changes in operating assets and liabilities:		-	-
Restricted cash	-	-	-
Short-term investments	(2,074)	11,343	4,448
Accounts receivable	(1,622)	(6,823)	(12,347)
Prepaids and other assets	(3,488)	(3,424)	(2,116)
Direct marketing costs, net	(1,135)	(2,082)	(2,969)
Accounts payable and accrued liabilities	2,765	22,714	23,453
Deferred revenue	(2,679)	(7,843)	5,730
Net cash flows from operating activities	4,239	49,827	77,265

Cash flows from investing activities:
Facility expenditures and land purchases	-	(6,798)	(8,635)
Capital expenditures, net	(3,024)	(9,951)	(16,085)
Proceeds from sales and maturities of investments	240,986	626,433	921,513
Purchase of investments	(279,177)	(702,131)	(1,017,030)
Net cash flows from investing activities	(41,215)	(92,447)	(120,237)

Cash flows from financing activities:
Purchase of treasury stock	-	-	-
Exercise of stock options	8,494	9,049	13,425
Net cash flows from financing activities	8,494	9,049	13,425

Net change in cash, cash equivalents and restricted cash	(28,482)	(33,571)	(29,547)

Cash, cash equivalents and restricted cash at beginning of period	51,538	51,538	51,538

Cash, cash equivalents and restricted cash at end of period	$23,056	$17,967	$21,991

ITT EDUCATIONAL SERVICES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollar amounts in thousands)

	RESTATED (UNAUDITED)
	For the Three Months Ended
	March 31, 2004	June 30, 2004	September 30, 2004
Cash flows from operating activities:
Net income	$9,026	$13,980	$18,460
Adjustments to reconcile net income to net cash
from operating activities:
Depreciation and amortization	4,867	4,921	3,920
Provision for doubtful accounts	2,501	2,400	2,803
Deferred income taxes	(3,922)	2,169	(52)
Tax benefit of stock options exercised	4,259	207	1,277
Changes in operating assets and liabilities:
Restricted cash	8,496	-	-
Short-term investments	(2,074)	13,161	(6,895)
Accounts receivable	(1,622)	(5,201)	(5,524)
Prepaids and other assets	(3,488)	64	1,308
Direct marketing costs, net	(1,135)	(947)	(887)
Accounts payable and accrued liabilities	2,765	19,949	732
Deferred revenue	(2,679)	(5,164)	13,573
Net cash flows from operating activities	16,994	45,539	28,715

Cash flows from investing activities:
Facility expenditures and land purchases	-	(6,798)	(1,837)
Capital expenditures, net	(3,024)	(6,927)	(6,134)
Proceeds from sales and maturities of investments	240,986	385,447	295,080
Purchase of investments	(279,177)	(422,698)	(314,899)
Net cash flows from investing activities	(41,215)	(50,976)	(27,790)

Cash flows from financing activities:
Purchase of treasury stock	-	-	-
Exercise of stock options	4,235	348	3,099
Net cash flows from financing activities	4,235	348	3,099

Net change in cash and cash equivalents	(19,986)	(5,089)	4,024

Cash and cash equivalents at beginning of period	43,042	23,056	17,967

Cash and cash equivalents at end of period	$23,056	$17,967	$21,991

ITT EDUCATIONAL SERVICES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollar amounts in thousands)

	AS PREVIOUSLY PRESENTED IN 2005 SEC FILINGS
	For the Three Months Ended
	March 31, 2004	June 30, 2004	September 30, 2004
Cash flows from operating activities:
Net income	$9,026	$13,980	$18,460
Adjustments to reconcile net income to net cash
from operating activities:
Depreciation and amortization	4,867	4,921	3,920
Provision for doubtful accounts	2,501	2,400	2,803
Deferred income taxes	(3,922)	2,169	(52)
Tax benefit of stock options exercised	-	-	-
Changes in operating assets and liabilities:
Restricted cash	-	-	-
Short-term investments	(2,074)	13,161	(6,895)
Accounts receivable	(1,622)	(5,201)	(5,524)
Prepaids and other assets	(3,488)	64	1,308
Direct marketing costs, net	(1,135)	(947)	(887)
Accounts payable and accrued liabilities	2,765	19,949	732
Deferred revenue	(2,679)	(5,164)	13,573
Net cash flows from operating activities	4,239	45,332	27,438

Cash flows from investing activities:
Facility expenditures and land purchases	-	(6,798)	(1,837)
Capital expenditures, net	(3,024)	(6,927)	(6,134)
Proceeds from sales and maturities of investments	240,986	385,447	295,080
Purchase of investments	(279,177)	(422,698)	(314,899)
Net cash flows from investing activities	(41,215)	(50,976)	(27,790)

Cash flows from financing activities:
Purchase of treasury stock	-	-	-
Exercise of stock options	8,494	555	4,376
Net cash flows from financing activities	8,494	555	4,376

Net change in cash, cash equivalents and restricted cash	(28,482)	(5,089)	4,024

Cash, cash equivalents and restricted cash at beginning of period	51,538	23,056	17,967

Cash, cash equivalents and restricted cash at end of period	$23,056	$17,967	$21,991

ITT EDUCATIONAL SERVICES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollar amounts in thousands)

	RESTATED (UNAUDITED)
	Year Ended December 31,
	2004	2003	2002
Cash flows from operating activities:
Net income	$75,263	$58,858	$43,854
Adjustments to reconcile net income to net cash
from operating activities:
Depreciation and amortization	18,249	21,190	21,117
Provision for doubtful accounts	11,996	6,134	6,872
Deferred income taxes	5,290	(2,835)	2,156
Tax benefit of stock options exercised	6,355	12,295	3,308
Changes in operating assets and liabilities:
Restricted cash	302	(1,393)	(1,641)
Short-term investments	13,347	12,197	15,397
Accounts receivable	(13,028)	(6,559)	(3,166)
Prepaids and other assets	(1,952)	2,400	1,541
Direct marketing costs, net	(3,869)	(235)	(89)
Accounts payable and accrued liabilities	4,501	33,647	13,304
Deferred revenue	26,428	27,367	25,845
Net cash flows from operating activities	142,882	163,066	128,498

Cash flows from investing activities:
Facility expenditures and land purchases	(16,376)	(25,718)	(19,843)
Capital expenditures, net	(19,116)	(14,391)	(14,265)
Proceeds from sales and maturities of investments	1,128,172	179,230	-
Purchase of investments	(1,277,816)	(368,392)	-
Net cash flows from investing activities	(185,136)	(229,271)	(34,108)

Cash flows from financing activities:
Purchase of treasury stock	-	(28,726)	(44,451)
Exercise of stock options	8,601	14,039	10,293
Net cash flows from financing activities	8,601	(14,687)	(34,158)

Net change in cash and cash equivalents	(33,653)	(80,892)	60,232

Cash and cash equivalents at beginning of period	43,042	123,934	63,702

Cash and cash equivalents at end of period	$9,389	$43,042	$123,934

ITT EDUCATIONAL SERVICES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollar amounts in thousands)

	AS PREVIOUSLY PRESENTED IN 2004 10-K FILING
	Year Ended December 31,
	2004	2003	2002
Cash flows from operating activities:
Net income	$75,263	$58,858	$43,854
Adjustments to reconcile net income to net cash
from operating activities:
Depreciation and amortization	18,249	21,190	21,117
Provision for doubtful accounts	11,996	6,134	6,872
Deferred income taxes	5,290	(2,835)	2,156
Tax benefit of stock options exercised	-	-	-
Changes in operating assets and liabilities:
Restricted cash	-	-	-
Short-term investments	13,347	12,197	15,397
Accounts receivable	(13,028)	(6,559)	(3,166)
Prepaids and other assets	(1,952)	2,400	1,541
Direct marketing costs, net	(3,869)	(235)	(89)
Accounts payable and accrued liabilities	4,501	33,647	13,304
Deferred revenue	26,428	27,367	25,845
Net cash flows from operating activities	136,225	152,164	126,831

Cash flows from investing activities:
Facility expenditures and land purchases	(16,376)	(25,718)	(19,843)
Capital expenditures, net	(19,116)	(14,391)	(14,265)
Proceeds from sales and maturities of investments	1,128,172	179,230	-
Purchase of investments	(1,277,816)	(368,392)	-
Net cash flows from investing activities	(185,136)	(229,271)	(34,108)

Cash flows from financing activities:
Purchase of treasury stock	-	(28,726)	(44,451)
Exercise of stock options	14,956	26,334	13,601
Net cash flows from financing activities	14,956	(2,392)	(30,850)

Net change in cash, cash equivalents and restricted cash	(33,955)	(79,499)	61,873

Cash, cash equivalents and restricted cash at beginning of period	51,538	131,037	69,164

Cash, cash equivalents and restricted cash at end of period	$17,583	$51,538	$131,037

Free Cash Flow Reconciliation

Free cash flow represents changes in the Company’s cash and cash equivalents, restricted cash and investments over a period of time, excluding facility purchases and equity activity. Free cash flow is not a measurement under generally accepted accounting principles in the United States and may not be similar to free cash flow measures used by other companies. The Company’s management utilizes free cash flow as a measure of cash generated from operations and it believes that free cash flow provides useful information to investors regarding the amount of cash that the Company generates from operations. The Company believes that free cash flow before special legal and other investigation costs provides useful information to its management and investors by improving their ability to compare the Company’s free cash flow without the special legal and other investigation costs for a particular fiscal period with the corresponding period in the prior year. Free cash flow can be reconciled to the Company’s consolidated statements of cash flows for the particular fiscal period, as follows:

ITT EDUCATIONAL SERVICES, INC.
FREE CASH FLOW RECONCILIATION
(Dollar amounts in thousands)
(Unaudited)
	RESTATED
	For the	For the	For the
	Three Months Ended	Three Months Ended	Three Months Ended
	March 31, 2005	June 30, 2005	September 30, 2005

Cash flows from operating activities	$12,723	$17,259	$50,288
Cash flows from investing activities	458	(7,135)	(68,514)
Cash flows from financing activities	3,005	1,584	1,009
Increase in cash and cash equivalents	16,186	11,708	(17,217)
Adjust for:
Change in short-term investments	-	-	-
Change in restricted cash	(8,194)	-	-
Proceeds from sales and maturities
of investments	(193,747)	(116,331)	(119,441)
Purchase of investments	180,559	106,375	180,125
Facility purchases	9,584	10,232	3,718
Exercise of stock options	(3,005)	(1,584)	(1,009)
Tax benefit of stock options exercised	(2,005)	(964)	(852)
Purchase of treasury stock	-	-	-
Free Cash Flow	(622)	9,436	45,324
Special legal and other investigation costs -
Change in accrual	-	-	-
Charge	7,712	-	(6,493)
Free Cash Flow (excluding special legal and other investigation costs)	$7,090	$9,436	$38,831

	AS PREVIOUSLY PRESENTED
	For the	For the	For the
	Three Months Ended	Three Months Ended	Three Months Ended
	March 31, 2005	June 30, 2005	September 30, 2005

Cash flows from operating activities	$2,524	$16,295	$49,436
Cash flows from investing activities	458	(7,135)	(68,514)
Cash flows from financing activities	5,010	2,548	1,861
Increase in cash and cash equivalents	7,992	11,708	(17,217)
Adjust for:
Change in short-term investments	-	-	-
Change in restricted cash	-	-	-
Proceeds from sales and maturities
of investments	(193,747)	(116,331)	(119,441)
Purchase of investments	180,559	106,375	180,125
Facility purchases	9,584	10,232	3,718
Exercise of stock options	(5,010)	(2,548)	(1,861)
Tax benefit of stock options exercised	-	-	-
Purchase of treasury stock	-	-	-
Free Cash Flow	(622)	9,436	45,324
Special legal and other investigation costs -
Change in accrual	-	-	-
Charge	7,712	-	(6,493)
Free Cash Flow (excluding special legal and other investigation costs)	$7,090	$9,436	$38,831

ITT EDUCATIONAL SERVICES, INC.
FREE CASH FLOW RECONCILIATION
(Dollar amounts in thousands)
(Unaudited)
	RESTATED
	For the Three Months Ended March 31, 2004	For the Three Months Ended June 30, 2004	For the Three Months Ended September 30, 2004	For the Three Months Ended December 31, 2004	For the Year Ended December 31, 2004

Cash flows from operating activities	$16,994	$45,539	$28,715	$51,634	$142,882
Cash flows from investing activities	(41,215)	(50,976)	(27,790)	(65,155)	(185,136)
Cash flows from financing activities	4,235	348	3,099	919	8,601
Increase in cash and cash equivalents	(19,986)	(5,089)	4,024	(12,602)	(33,653)
Adjust for:
Change in short-term investments	2,074	(13,161)	6,895	(9,155)	(13,347)
Change in restricted cash	(8,496)	-	-	8,194	(302)
Proceeds from sales and maturities
of investments	(240,986)	(385,447)	(295,080)	(206,659)	(1,128,172)
Purchase of investments	279,177	422,698	314,899	261,042	1,277,816
Facility purchases	-	6,798	1,837	7,741	16,376
Exercise of stock options	(4,235)	(348)	(3,099)	(919)	(8,601)
Tax benefit of stock options exercised	(4,259)	(207)	(1,277)	(612)	(6,355)
Purchase of treasury stock	-	-	-	-	-
Free Cash Flow	3,289	25,244	28,199	47,030	103,762
Special legal and other investigation costs -
Change in accrual	(9,541)	4,021	(590)	1,396	(4,714)
Charge	9,700	5,606	9,837	-	25,143
Free Cash Flow (excluding special legal and other investigation costs)	$3,448	$34,871	$37,446	$48,426	$124,191

	AS PREVIOUSLY PRESENTED
	For the Three Months Ended March 31, 2004	For the Three Months Ended June 30, 2004	For the Three Months Ended September 30, 2004	For the Three Months Ended December 31, 2004	For the Year Ended December 31, 2004

Cash flows from operating activities	$4,239	$45,332	$27,438	$59,216	$136,225
Cash flows from investing activities	(41,215)	(50,976)	(27,790)	(65,155)	(185,136)
Cash flows from financing activities	8,494	555	4,376	1,531	14,956
Increase in cash and cash equivalents	(28,482)	(5,089)	4,024	(4,408)	(33,955)
Adjust for:
Change in short-term investments	2,074	(13,161)	6,895	(9,155)	(13,347)
Change in restricted cash	-	-	-	-	-
Proceeds from sales and maturities
of investments	(240,986)	(385,447)	(295,080)	(206,659)	(1,128,172)
Purchase of investments	279,177	422,698	314,899	261,042	1,277,816
Facility purchases	-	6,798	1,837	7,741	16,376
Exercise of stock options	(8,494)	(555)	(4,376)	(1,531)	(14,956)
Tax benefit of stock options exercised	-	-	-	-	-
Purchase of treasury stock	-	-	-	-	-
Free Cash Flow	3,289	25,244	28,199	47,030	103,762
Special legal and other investigation costs -
Change in accrual	(9,541)	4,021	(590)	1,396	(4,714)
Charge	9,700	5,606	9,837	-	25,143
Free Cash Flow (excluding special legal and other investigation costs)	$3,448	$34,871	$37,446	$48,426	$124,191

ITT EDUCATIONAL SERVICES, INC.
FREE CASH FLOW RECONCILIATION
(Dollar amounts in thousands)
(Unaudited)
	RESTATED
	For the Three Months Ended March 31, 2003	For the Three Months Ended June 30, 2003	For the Three Months Ended September 30, 2003	For the Three Months Ended December 31, 2003	For the Year Ended December 31, 2003

Cash flows from operating activities	$13,505	$63,177	$32,134	$54,250	$163,066
Cash flows from investing activities	(9,398)	(33,869)	(73,870)	(112,134)	(229,271)
Cash flows from financing activities	(21,590)	500	4,707	1,696	(14,687)
Increase in cash and cash equivalents	(17,483)	29,808	(37,029)	(56,188)	(80,892)
Adjust for:
Change in short-term investments	2,593	(16,076)	7,687	(6,401)	(12,197)
Change in restricted cash	(7,103)	-	-	8,496	1,393
Proceeds from sales and maturities
of investments	-	(7,400)	(32,220)	(139,610)	(179,230)
Purchase of investments	-	27,353	97,278	243,761	368,392
Facility purchases	7,641	9,662	3,766	4,649	25,718
Exercise of stock options	(6,368)	(1,268)	(4,707)	(1,696)	(14,039)
Tax benefit of stock options exercised	(4,800)	(669)	(4,330)	(2,496)	(12,295)
Purchase of treasury stock	27,958	768	-	-	28,726
Free Cash Flow	$2,438	$42,178	$30,445	$50,515	$125,576

	AS PREVIOUSLY PRESENTED
	For the Three Months Ended March 31, 2003	For the Three Months Ended June 30, 2003	For the Three Months Ended September 30, 2003	For the Three Months Ended December 31, 2003	For the Year Ended December 31, 2003

Cash flows from operating activities	$1,602	$62,508	$27,804	$60,250	$152,164
Cash flows from investing activities	(9,398)	(33,869)	(73,870)	(112,134)	(229,271)
Cash flows from financing activities	(16,790)	1,169	9,037	4,192	(2,392)
Increase in cash and cash equivalents	(24,586)	29,808	(37,029)	(47,692)	(79,499)
Adjust for:
Change in short-term investments	2,593	(16,076)	7,687	(6,401)	(12,197)
Change in restricted cash	-	-	-	-	-
Proceeds from sales and maturities
of investments	-	(7,400)	(32,220)	(139,610)	(179,230)
Purchase of investments	-	27,353	97,278	243,761	368,392
Facility purchases	7,641	9,662	3,766	4,649	25,718
Exercise of stock options	(11,168)	(1,937)	(9,037)	(4,192)	(26,334)
Tax benefit of stock options exercised	-	-	-	-	-
Purchase of treasury stock	27,958	768	-	-	28,726
Free Cash Flow	$2,438	$42,178	$30,445	$50,515	$125,576

ITT EDUCATIONAL SERVICES, INC.
FREE CASH FLOW RECONCILIATION
(Dollar amounts in thousands)
(Unaudited)
	RESTATED	AS PREVIOUSLY PRESENTED
	For the Year Ended December 31, 2002	For the Year Ended December 31, 2002

Cash flows from operating activities	$128,498	$126,831
Cash flows from investing activities	(34,108)	(34,108)
Cash flows from financing activities	(34,158)	(30,850)
Increase in cash and cash equivalents	60,232	61,873
Adjust for:
Change in short-term investments	(15,397)	(15,397)
Change in restricted cash	1,641	-
Facility purchases	19,843	19,843
Exercise of stock options	(10,293)	(13,601)
Tax benefit of stock options exercised	(3,308)	-
Purchase of treasury stock	44,451	44,451
Free Cash Flow	$97,169	$97,169

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